UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 2, 2004

Exact names of registrants as
specified in their charters,
state of incorporation,
	address of principal executive	IRS Employer
Commission File Number	offices, and telephone number	Identification Number

1-15929	PROGRESS ENERGY, INC. 410 South Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6111 State of Incorporation: North Carolina	56-2155481

1-8349	FLORIDA PROGRESS CORPORATION 410 South Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6111 State of Incorporation: Florida	59-2147112

1-3274	FLORIDA POWER CORPORATION d/b/a Progress Energy Florida, Inc. 100 Central Avenue St. Petersburg, Florida 33701-3324 Telephone: (727) 820-5151 State of Incorporation: Florida	59-0247770

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by three registrants: Progress Energy, Inc., Florida Progress Corporation and Florida Power Corporation d/b/a Progress Energy Florida, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf.

Item 1.01      Entry Into a Material Definitive Agreement

As previously reported, on December 2, 2004, Florida Power Corporation d/b/a Progress Energy Florida, Inc. (the “Company” or “PEF”) entered into precedent and related agreements (collectively, the “Agreements”) with Southern Natural Gas Company (“SNG”), Florida Gas Transmission Company (“FGT”), and BG LNG Services, LLC (“BG”) for the supply of natural gas and associated firm pipeline transportation to augment the Company’s gas supply needs for the period from May 1, 2007 to April 30, 2027. The total cost to the Company associated with the agreements is expected to be approximately $3.3 billion. The transactions are subject to several conditions precedent, which include obtaining the Florida Public Service Commission’s approval of the agreements, the completion and commencement of operation of the necessary related expansions to SNG’s and FGT’s respective natural gas pipeline systems, and other standard closing conditions.

This Form 8-K/A is being filed solely for the purpose of filing the Agreements with the Securities and Exchange Commission (the “SEC”).

This combined report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The matters discussed throughout this document that are not historical facts are forward-looking and, accordingly, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

Item 9.01      Financial Statements and Exhibits

Exhibit Number	Description

10.1	Precedent and Related Agreements among Florida Power Corporation d/b/a Progress Energy Florida Inc. (“PEF”), Southern Natural Gas Company (“SNG”), Florida Gas Transmission Company (“FGT”), and BG LNG Services, LLC (“BG”), including:
	a)	Precedent Agreement by and between SNG and PEF, dated December 2, 2004;
	b)	Gas Sale and Purchase Contract between BG and PEF, dated December 1, 2004;
	c)	Interim Firm Transportation Service Agreement by and between FGT and PEF, dated December 2, 2004;
	d)	Letter Agreement between FGT and PEF, dated December 2, 2004 and Firm Transportation Service Agreement by and between FGT and PEF to be entered into upon satisfaction of certain conditions precedent;
	e)	Discount Agreement between FGT and PEF, dated December 2, 2004;
	f)	Amendment to Gas Sale and Purchase Contract between BG and PEF, dated January 28, 2005; and
	g)	Letter Agreement between FGT and PEF, dated January 31, 2005.

Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from the exhibit and submitted separately to the SEC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC., FLORIDA PROGRESS CORPORATION and FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.

Registrants

	By:	/s/ Geoffrey S. Chatas

Geoffrey S. Chatas Executive Vice President and Chief Financial Officer

Date: March 15, 2005